- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              THE TIMKEN COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              THE TIMKEN COMPANY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                                                          TIMKEN
- --------------------------------------------------------------------------------

                                                                       Notice of
                                                                            1995
                                                               Annual Meeting of
                                                                    Shareholders
                                                                             and
                                                                 Proxy Statement

- --------------------------------------------------------------------------------



THE TIMKEN COMPANY
Canton, Ohio, U.S.A.


- --------------------------------------------------------------------------------

                                                                          TIMKEN
- --------------------------------------------------------------------------------
W. R. TIMKEN, JR.                         WORLDWIDE LEADER IN BEARINGS AND STEEL
Chairman - Board of Directors



March 8, 1995





Dear Shareholder:

The 1995 Annual Meeting of The Timken Company will be held on Tuesday, April 18, 1995, at ten o'clock in the morning at the corporate offices of the Company in Canton, Ohio.

This year, you are being asked to act upon one matter recommended by your Board of Directors. Details of this matter are contained in the accompanying Notice of Annual Meeting and Proxy Statement.

Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend.

I appreciate the strong support of our shareholders over the years and look forward to a similar vote of support at the 1995 Annual Meeting.


Sincerely,

/s/ W. R. Timken, Jr.

W. R. Timken, Jr.


                     1835 Dueber Avenue, S.W.
THE TIMKEN COMPANY   Canton, Ohio 44706-0927, U.S.A.   Telephone: (216) 438-3000

                               TABLE OF CONTENTS

                                                                       PAGE

Chairman's Letter....................................................    1

Notice of Annual Meeting.............................................    3

Proxy Statement......................................................    4

  Election of Directors..............................................    4

   Election of Class I Directors (Item No. 1)........................    4

   Information Concerning Nominees and Continuing Directors..........    5

   Beneficial Stock Ownership........................................    8

  Executive Compensation.............................................   10

  Auditors...........................................................   20

  General............................................................   20

                              THE TIMKEN COMPANY

                                 CANTON, OHIO
                              ------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        ------------------------------

The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 18, 1995, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

        1. To elect three Directors to serve in Class I for a term of three years.

        2. To transact such other business as may properly come before the meeting.

   Holders of Common Stock of record at the close of business on February 20, 1995, are the shareholders entitled to notice of and to vote at the meeting.

   PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

                                LARRY R. BROWN
                                Vice President and General Counsel


March 8, 1995

           YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY CARD.

                               THE TIMKEN COMPANY

                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors in connection with the Annual Meeting of Shareholders to be held April 18, 1995, for the purpose of considering and acting upon the matters specified in the foregoing Notice.

  Financial and other reports will be submitted to the meeting, but it is not intended that any action will be taken on these reports. The Board of Directors is not aware that matters other than those specified in the foregoing Notice will be brought before the meeting for action. However, if any such matters should be brought before the meeting, the persons appointed as proxies may vote or act upon such matters according to their judgment.

               MAILING ADDRESS; MAILING AND NOTIFICATION DATES

  The mailing address of the corporate offices of the Company is 1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798. The approximate date on which this Proxy Statement and form of proxy will be first sent or given to shareholders is March 10, 1995. In the event that proxy soliciting material for the 1996 Annual Meeting is sent to shareholders on approximately the same date in 1996, the Company must be notified no later than November 11, 1995, of any shareholder proposals to be presented at the 1996 Annual Meeting, if such proposals are to be set forth in the 1996 proxy soliciting material.

                            ELECTION OF DIRECTORS
                            ---------------------

     The Company presently has twelve Directors who, pursuant to the Amended Regulations of the Company, are divided into three classes with four Directors in each Class. At the Board of Directors' meeting held on February 2, 1995, the Board passed a resolution decreasing the number of Directors from twelve to eleven effective as of the 1995 Annual Meeting. The decrease of one Director was apportioned to Class I. At the 1995 Annual Meeting, three Directors will be elected to serve in Class I for a three-year term to expire at the 1998 Annual Meeting. Under Ohio law and the Company's Amended Regulations, candidates for Directors receiving the greatest number of votes shall be elected.

  If any nominee becomes unable, for any reason, to serve as a Director, or should a vacancy occur before the election (which events are not anticipated), the Directors then in office may substitute another person as a nominee or may reduce the number of nominees to such extent as they shall deem advisable.

                                  ITEM NO. 1
                                  ----------
                        ELECTION OF CLASS I DIRECTORS

  The Board of Directors, by resolution at its February 2, 1995 meeting, nominated the three individuals set forth below to be elected Directors in Class I at the 1995 Annual Meeting to serve for a term of three years expiring at the Annual Meeting in 1998 (or until their respective successors are elected and qualified). All of the nominees have been previously elected as a Director by the shareholders. Each of the nominees listed below has consented to serve as a Director if elected. At its February 2, 1995 meeting, the Board passed a resolution waiving its retirement policy for Mr. Anderson.

  Unless otherwise indicated on any proxy, the persons named as proxies on the enclosed proxy form intend to vote the shares the form represents for the election of the nominees named below.

  The following table, based in part on information received from the respective nominees and in part from the records of the Company, sets forth information regarding each nominee as of January 26, 1995.

                        AGE; PRINCIPAL POSITION OR OFFICE;           DIRECTOR
                      BUSINESS EXPERIENCE FOR LAST 5 YEARS;        CONTINUOUSLY
NAME OF NOMINEE     DIRECTORSHIPS OF PUBLICLY HELD COMPANIES           SINCE
- ---------------     ----------------------------------------       ------------
Robert Anderson     74, Chairman Emeritus and Former Chairman          1988
                    of the Board and Chief Executive Officer
                    of Rockwell International Corporation, a
                    multi-industry company applying advanced
                    technology to a wide range of products in
                    its aerospace, electronics, automotive,
                    and graphics businesses.
                    Director of:  Foundation Health
                    Corporation; Optical Data Systems, Inc.

Ward J. Timken      52, Vice President.                                1971
                    Previous position:  Director - Human
                    Resource Development.

Charles H. West     60, Executive Vice President and                   1984
                    President - Steel.
                    Previous position:  Executive Vice
                    President - Steel.

                             CONTINUING  DIRECTORS

  The remaining nine Directors, named below, will continue to serve in their respective classes until their term expires. The following table, based in part on information received from the respective Directors and in part from the records of the Company, sets forth information regarding each continuing Director as of January 26, 1995.

                           AGE; PRINCIPAL POSITION OR OFFICE;                                       DIRECTOR
                         BUSINESS EXPERIENCE FOR LAST 5 YEARS;                 TERM               CONTINUOUSLY
NAME OF DIRECTOR       DIRECTORSHIPS OF PUBLICLY HELD COMPANIES               EXPIRES                SINCE
- ----------------    ----------------------------------------------       ----------------         ------------
Peter J. Ashton     59, Executive Vice President and                        April, 1995               1983
                    President - Bearings.
                    Previous position:  Executive Vice
                    President - Bearings.

Stanley C. Gault    69, Chairman of the Board and Chief Executive           April, 1997               1988
                    Officer of The Goodyear Tire and Rubber
                    Company, manufacturer and distributor of tires,
                    chemicals, polymers, plastic film and other
                    rubber products.
                    Previous position: Chairman of the Board
                    and Chief Executive Officer of Rubbermaid
                    Incorporated, manufacturer and distributor
                    of rubber and plastic products for consumer
                    and institutional markets.
                    Director of:  Avon Products, Inc.;
                    International Paper Company; PPG Industries,
                    Inc.; Rubbermaid Incorporated;
                    The Goodyear Tire and Rubber Company.

                                AGE; PRINCIPAL POSITION OR OFFICE;                                     DIRECTOR
                              BUSINESS EXPERIENCE FOR LAST 5 YEARS;                TERM              CONTINUOUSLY
NAME OF DIRECTOR            DIRECTORSHIPS OF PUBLICLY HELD COMPANIES              EXPIRES               SINCE
- ----------------         ----------------------------------------------      -----------------       ------------

J. Clayburn              66, Emeritus Dean and Professor                        April, 1996             1994
La Force, Jr.            The John E. Anderson Graduate School of
                         Management, University of California, Los Angeles.
                         Previous positions:  Acting Dean, Hong Kong
                         University of Science and Technology;
                         Dean, John E. Anderson Graduate School of
                         Management.
                         Director of:  Eli Lilly and Company; Rockwell
                         International Corporation; Jacobs Engineering
                         Group, Inc.; The BlackRock Funds; Imperial
                         Credit Industries, Inc.; Payden & Rygel Investment
                         Trust; Provident Investment Counsel Mutual Funds.

Robert W. Mahoney        58, Chairman of the Board, President and               April, 1996             1992
                         Chief Executive Officer of Diebold,
                         Incorporated,a company specializing in the
                         automation of self-service transactions,
                         security products, software and service for
                         its products.
                         Previous position:  President and Chief
                         Executive Officer of Diebold, Incorporated.
                         Director of:  Diebold, Incorporated; Sherwin-
                         Williams Co.

James W. Pilz            66, Retired Executive Vice President of                April, 1996             1972
                         The Timken Company.

John M. Timken, Jr.      43, Private Investor.                                  April, 1997             1986

W. R. Timken, Jr.        56, Chairman - Board of Directors.                     April, 1997             1965
                         Director of:  Diebold, Incorporated;
                         The Louisiana Land & Exploration
                         Company; Trinova Corporation.

Joseph F. Toot, Jr.      59, President and Chief Executive Officer.             April, 1996             1968
                         Previous position:  President.
                         Director of:  Rockwell International
                         Corporation.

Alton W. Whitehouse      67, Retired Chairman and Chief                         April, 1997             1986
                         Executive Officer of The Standard
                         Oil Company, principally producer
                         of domestic oil and natural gas.
                         Director of:  Cleveland-Cliffs, Inc.

   W. R. Timken, Jr. and Ward J. Timken are brothers and are cousins of John M. Timken, Jr. The Board of Directors has an Audit Committee and a Compensation Committee; it does not have a Nominating Committee since the Board as a whole performs that function. Messrs. Robert W. Mahoney (Chairman), J. Clayburn
La Force, Jr. and John M. Timken, Jr. are the members of the Audit Committee, which generally monitors the audit of the Company's financial statements conducted by the auditors of the Company. Messrs. Robert Anderson, Stanley C. Gault and Alton W. Whitehouse (Chairman) are the members of the Compensation Committee, which establishes compensation for the Company's Officers and determines incentive and performance awards. During 1994, there were five meetings of the Board of Directors, two meetings of its Audit Committee and four meetings of its Compensation Committee. All nominees for Director and all continuing Directors attended 75 percent or more of the meetings of the Board and its Committees which they were eligible to attend.

Effective July 1, 1994, each Director who served in 1994, who is not currently an employee of the Company, was paid at the annual rate of $25,000 for services as a Director, unless the Director waived all or a portion of the Director's fee. Such Directors were paid at the annual rate of $20,000 for the first half of 1994. Each Director serving at the time of the Annual Meeting of Shareholders on April 19, 1994, who is not currently an employee of the Company, received a grant of 200 shares of Common Stock under The Timken Company Long-Term Incentive Plan following the meeting, and such Directors will continue to receive annual grants of 200 shares of Common Stock under the Plan following the Annual Meeting of Shareholders each year for so long as they
continue to serve as Non-employee Directors.   Members of the Audit Committee
and the Compensation Committee received additional compensation at the rate of $10,000 per year for the Committee Chairmen and $5,000 per year for each regular Committee member unless the Director waived all or a portion of the Committee fee. Any Director may elect to defer the receipt of all or a certain specified portion of these fees based upon an Optional Deferment of Directors' Fees Plan. Under this Plan, amounts deferred by a Director earn interest and are payable to the Director in a lump sum on the date previously elected by him or in installment payments beginning when the Director ceases to be a Director. Directors who are employees of the Company receive no separate fees as Directors of the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows, as of January 26, 1995, the beneficial ownership of Common Stock of the Company by each continuing Director and nominee for election as a Director, by the Chief Executive Officer (who is also a Director) and the four other most highly compensated Executive Officers during 1994 (three of whom are also Directors), and by all continuing Directors, nominees for Director and Officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and is based on the sole or shared power to vote or direct the voting or to dispose or direct the disposition of Common Stock. Beneficial ownership as determined in this manner does not necessarily bear on the economic incidents of ownership of Common Stock.


                                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF
                                                   COMMON STOCK
                            ------------------------------------------------------------
                            SOLE VOTING
                                 OR      SHARED VOTING
                            INVESTMENT   OR INVESTMENT      AGGREGATE         PERCENT OF
            NAME               POWER         POWER            AMOUNT             CLASS
- -------------------------   ----------   -------------     -----------        ----------

Robert Anderson                 1,400           1,000            2,400               *

Peter J. Ashton               102,298(1)          ---          102,298(1)            *

Stanley C. Gault                8,400             ---            8,400               *

Donald L. Hart                 46,287(1)          ---           46,287(1)            *

J. Clayburn La Force, Jr.       1,228             ---            1,228               *

Robert W. Mahoney               1,512             ---            1,512               *

James W. Pilz                  11,516(1)          ---           11,516(1)            *

John M. Timken, Jr.           164,036         149,914(2)       313,950(2)          1.0

Ward J. Timken                154,284(1)    3,316,407(2)     3,470,691(1)(2)      11.2

W. R. Timken, Jr.              92,886(1)    3,799,577(2)     3,892,463(1)(2)      12.5

Joseph F. Toot, Jr.           174,477(1)          100          174,577(1)            *

Charles H. West                91,419(1)          300           91,719(1)            *

Alton W. Whitehouse             4,400             ---            4,400               *

All Directors, Nominees     1,039,824(1)    3,946,123        4,985,947(1)         15.8
  for Director and
  Officers as a
  Group(3)



                                      -8-

      *Percent of class is less than 1%.

    (1) Includes shares which the individual or group named in the table has the right to acquire, on or before March 27, 1995, through the exercise of stock options pursuant to the 1985 Incentive Plan and the Long-Term Incentive Plan, as follows: Peter J. Ashton - 85,600; Donald L. Hart - 31,275; James W. Pilz - 6,000; Ward J. Timken - 675; W. R. Timken, Jr.
        - 5,000; Joseph F. Toot, Jr. - 144,450; Charles H. West - 64,000; all Directors, Nominees and Officers as a Group - 476,593. Such shares have been treated as outstanding for the purpose of calculating the percentage of the class beneficially owned by such individual or group, but not for the purpose of calculating the percentage of the class owned by any other person.

    (2) Includes shares for which another individual named in the table is also deemed to be the beneficial owner, as follows: John M. Timken, Jr. - 22,406; Ward J. Timken - 3,298,796; W. R. Timken, Jr. - 3,321,202.

    (3) The number of shares beneficially owned by all Directors, nominees for Directors and Officers as a group has been calculated to eliminate duplication of beneficial ownership.

   Members of the Timken family, including Messrs. John M. Timken, Jr., Ward J. Timken and W. R. Timken, Jr., have in the aggregate sole or shared voting power with respect to at least an aggregate of 5,879,433 shares (18.9%) of Common Stock. The members of the Timken family identified in the table are not deemed to be the beneficial owners of all such shares. The Timken Foundation of Canton, 236 Third Street, S.W., Canton, Ohio 44702, holds 2,623,972 of these shares, representing 8.4% of the outstanding Common Stock. Messrs. Ward J. Timken, W. R. Timken, Jr. and Don D. Dickes are trustees of the Foundation and share the voting and investment power.

   Participants in the Company's Savings and Investment Pension Plan have voting power over an aggregate of 2,850,487 shares (9.2%) of Common Stock of the Company.

   A filing with the Securities and Exchange Commission dated February 10, 1995, by The State Teachers Retirement Board of Ohio, 275 East Broad Street, Columbus, Ohio 43215, indicates that this entity has or shares voting or investment power over 1,839,339 shares (5.9%) of the Company's outstanding Common Stock.

   A filing with the Securities and Exchange Commission dated February 10, 1995, by Brinson Partners, Inc., 209 South LaSalle, Chicago, Illinois 60604, indicates that this entity and its affiliated companies have or share voting or investment power over 2,070,000 shares (6.7%) of the Company's outstanding Common Stock.

                            EXECUTIVE COMPENSATION
                          SUMMARY COMPENSATION TABLE
                          --------------------------

The following table sets forth information concerning 1992, 1993 and 1994 compensation for the Company's Chief Executive Officer and the four other most highly compensated Executive Officers who were Executive Officers during 1994.

                                                   ANNUAL                      LONG TERM
                                                COMPENSATION                  COMPENSATION
                                           ----------------------      --------------------------
                                                                                 AWARDS
                                                                       --------------------------
                                                                           (B)                          (C)
                                                                       RESTRICTED      SECURITIES       ALL
NAME AND                                      (A)                        STOCK         UNDERLYING      OTHER
PRINCIPAL POSITION                YEAR      SALARY         BONUS        AWARD(S)         OPTIONS       COMP
                                              ($)           ($)            ($)             (#)          ($)
- -----------------------------     ----     ----------    --------      ----------      ----------     -------
Joseph F. Toot, Jr. (D)           1994     596,223 (E)    366,000        196,000         25,000        27,082
  President and                   1993     536,625              0              0         20,000        44,236
  Chief Executive Officer         1992     498,673              0              0         23,100        44,345

W. R. Timken, Jr.                 1994     534,200 (E)    327,000         56,550         25,000        24,265
  Chairman - Board of             1993     480,625              0              0         20,000        41,706
  Directors                       1992     433,622              0              0         23,100        41,140

Peter J. Ashton                   1994     401,275 (E)    150,000        112,400         13,000        15,850
  Executive Vice President        1993     355,534              0              0         11,000        33,962
  and President - Bearings        1992     321,882              0              0         11,100        33,648

Charles H. West                   1994     362,843 (E)    190,000         88,300         12,000        16,483
  Executive Vice President        1993     317,019              0              0         10,000        34,317
  and President - Steel           1992     287,692              0              0          9,600        34,030

Donald L. Hart                    1994     270,562        130,000         44,200          6,400        12,286
  Vice President - Bearings -     1993     222,335              0              0          5,700        10,038
  North and South America         1992     197,221              0              0          4,500         9,642

(A) Figures shown reflect lump sum payments in lieu of 1 week accrued vacation as follows:
        Mr. Toot:
        ---------
        1994 - $7,473, 1993 - $9,750, 1992 - $9,173.
        Mr. Timken:
        -----------
        1994 - $6,700, 1993 - $8,750, 1992 - $7,789.
        Mr. Ashton:
        -----------
        1994 - $5,025, 1993 - $6,471, 1992 - $5,798.
        Mr. West:
        ---------
        1994 - $4,510, 1993 - $5,769, 1992 - $5,192.
        Mr. Hart:
        ---------
        1994 - $3,479, 1993 - $4,106, 1992 - $3,721.
        Beginning January 1, 1995, the vacation allowance for executives will be reduced by 1 week with a corresponding increase made to base salary.


                                      -10-

  (B) The amounts shown are dividend equivalents earned as described in footnote A of the Option Grants in Last Fiscal Year Table. Dividend equivalents are not traditional restricted stock but deferred shares with no voting rights or statutory dividend rights. The deferred shares are subject to forfeiture until issued to the optionee, which occurs after 4 years provided the optionee remains in the continuous employ of the Company or a subsidiary. In addition, they may vest earlier than 4 years in the event of retirement, disability or death. The dollar value of the deferred shares earned is equal to the total amount per share of cash dividends paid on outstanding Common Shares during the calendar year 1994 multiplied by the number of Common Shares subject to outstanding options plus unvested deferred shares. In 1994, the total cash dividend paid on outstanding Common Shares was $1 per share. The numbers of deferred shares earned in 1994 were as follows: Mr. Toot: 5,600 shares; Mr.
      Timken: 1,616 shares; Mr. Ashton: 3,211 shares; Mr. West: 2,523 shares and Mr. Hart: 1,263 shares.

  (C) The amounts shown in this column have been derived as follows:
        Mr. Toot:
        ---------
        1994 - $7,392, 1993 - $7,195, 1992 - $6,982 annual Company contribution to the Savings and Investment Pension Plan (SIP Plan).
        1994 - $19,690, 1993 - $17,041, 1992 - $17,363 annual Company contribution to the Post Tax Savings and Investment Pension Plan (Post Tax SIP Plan).
        1993 - $20,000, 1992 - $20,000 Director's fees.
        Mr. Timken:
        -----------
        1994 - $7,392, 1993 - $7,195, 1992 - $6,982 annual Company contribution to the SIP Plan.
        1994 - $16,873, 1993 - $14,511, 1992 - $14,158 annual Company contribution to the Post Tax SIP Plan.
        1993 - $20,000, 1992 - $20,000 Director's fees.
        Mr. Ashton:
        -----------
        1994 - $7,392, 1993 - $7,195, 1992 - $6,982 annual Company contribution to the SIP Plan.
        1994 - $8,458, 1993 - $6,767, 1992 - $6,666 annual Company contribution to the Post Tax SIP Plan.
        1993 - $20,000, 1992 - $20,000 Director's fees.
        Mr. West:
        ---------
        1994 - $7,392, 1993 - $7,195, 1992 - $6,982 annual Company contribution to the SIP Plan.
        1994 - $9,091, 1993 - $7,122, 1992 - $7,048 annual Company contribution to the Post Tax SIP Plan.
        1993 - $20,000, 1992 - $20,000 Director's fees.
        Mr. Hart:
        ---------
        1994 - $7,392, 1993 - $7,195, 1992 - $6,982 annual Company contribution to the SIP Plan.
        1994 - $4,894, 1993 - $2,843, 1992 - $2,660 annual Company contribution to the Post Tax SIP Plan.

  (D) Mr. Toot was elected to the position of Chief Executive Officer on August 7, 1992.

  (E) Includes a $20,000 one-time roll-in to annual salary, which was due to the elimination of the payment of Directors' fees for employee Directors. Prior to 1994, this fee was paid separately to employee Directors on an annual basis and is included in the table above for 1992 and 1993 under All Other Comp.

                      OPTION GRANTS IN LAST FISCAL YEAR

   The following table sets forth information concerning stock option grants made to the individuals named in the Summary Compensation Table during 1994 pursuant to The Timken Company Long-Term Incentive Plan approved by shareholders on April 21, 1992.

                                                                                              GRANT DATE
                                INDIVIDUAL GRANTS                                                VALUE
- ---------------------------------------------------------------------------------------      -------------
                                           PERCENT
                             (A)           OF TOTAL
                          NUMBER OF        OPTIONS
                         SECURITIES      GRANTED TO       EXERCISE                                (B)
                         UNDERLYING       EMPLOYEES        OR BASE                             GRANT DATE
                           OPTIONS        IN FISCAL         PRICE          EXPIRATION        PRESENT VALUE
        NAME               GRANTED           YEAR         ($/SHARE)           DATE                ($)
- -------------------      ----------      -----------      ---------      --------------      -------------
Joseph F. Toot, Jr.         25,000            9.5%         $34.500       April 19, 2004         $232,500
W. R. Timken, Jr.           25,000            9.5%          34.500       April 19, 2004          232,500
Peter J. Ashton             13,000            5.0%          34.500       April 19, 2004          120,900
Charles H. West             12,000            4.6%          34.500       April 19, 2004          111,600
Donald L. Hart               6,400            2.4%          34.500       April 19, 2004           50,112

   (A) Options granted in 1994 are exercisable starting 12 months after the date granted, with 25% of the options covered thereby becoming exercisable at that time and with an additional 25% becoming exercisable on each successive anniversary date. The options granted in 1994 provide for the crediting to the optionee of dividend equivalents in the form of Company Common Stock, but only when total net income per share of the outstanding Common Stock is at least 200 percent of the total amount of cash dividends paid per share during the calendar year. The agreements pertaining to these options also provide that such options will become exercisable in full in the event of a change in control, as defined in such agreements, of the Company. If, following a change in control, the optionee's employment is terminated, all dividend equivalents are also vested.

       For additional information about dividend equivalents, refer to Footnote A of the Summary Compensation Table.

   (B) The rules on executive compensation disclosure issued by the Securities and Exchange Commission authorize the use of variations of the Black-Scholes option pricing model in valuing executive stock options. The Company used this model to estimate grant date present value. In applying this model, basic assumptions were made concerning variables such as interest rates, stock price volatility and future dividend yield, which are difficult to predict. In addition, the initial option value was reduced to reflect vesting restrictions. This adjustment was accomplished by discounting the initial Black-Scholes option value to reflect estimates of annual executive turnover and the average vesting period. There is, of course, no assurance that the value actually realized by an executive will be at or near the estimated value, for the actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The Company does not advocate or necessarily agree that the Black-Scholes model, even when coupled with discounting for vesting restrictions, can properly determine the value of an option.

       The following assumptions were used in establishing the Black-Scholes value for Messrs. Toot, Timken, Ashton and West: (a) an option term of 10 years; (b) an interest rate of 7.1%, which is the interest rate for a 10-year treasury bond on April 19, 1994; (c) volatility of .235 calculated using the quarter ending stock price for 5 years prior to the grant date; and (d) dividend yield of 3.48%, the average amount paid annually, over the 5 years prior to grant date. For Messrs. Toot, Timken, Ashton, West and Hart, the following assumptions were used to discount the initial Black-Scholes values for vesting restrictions:
       (a) discount factor of 3% per year, the estimated annual turnover for executives, and (b) an average vesting period of 2.5 years.

       The Black-Scholes assumptions were modified for Mr. Hart due to his age. Mr. Hart's options are expected to expire in 6.1 years as opposed to 10 years, and the interest rate was reduced to 6.76% from 7.1%.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to unexercised stock option grants for the individuals named in the Summary Compensation Table under The 1985 Incentive Plan of The Timken Company or The Timken Company
Long-Term Incentive Plan.

                         Shares           (A)                                                           (B)
                        Acquired                          Number of Securities                 Value of Unexercised
                           On            Value           Underlying Unexercised                In-The-Money Options
                        Exercise        Realized       Options at Fiscal Year-End               At Fiscal Year-End
                           (#)            ($)                       (#)                                 ($)
                                                      -----------------------------      ------------------------------
       Name                                           Exercisable     Unexercisable      Exercisable      Unexercisable
- -----------------      -----------      --------      -----------     -------------      -----------      --------------
Joseph F. Toot, Jr.        2,000        $ 20,875        136,475           59,525           $436,918          $228,143
W. R. Timken, Jr.         11,550          56,306          5,000           51,550             20,000           152,381
Peter J. Ashton                0               0         81,775           30,625            395,643           114,468
Charles H. West           12,000         139,500         60,675           27,625            196,112           101,187
Donald L. Hart                 0               0         29,725           14,475             94,593            50,968

  (A) The value realized on the exercise of options is based on the difference between the exercise price and the fair market value of the Company's Common Stock on the date of exercise.

  (B) Based on the difference between the exercise price and the closing stock price on the New York Stock Exchange at year end.

                               PENSION PLAN TABLE

     The following table shows the estimated annual retirement benefits for Executive Officers in the earnings and years of service combinations indicated. Amounts shown in the table are developed assuming retirement at age 62 and Final Average Earnings equal to Remuneration in 1994.

                                 YEARS OF SERVICE (A) (B)
                            ---------------------------------
            REMUNERATION       30          35           40
                 (C)        --------    --------     --------
            ------------
             $  300,000     $165,375    $192,938     $220,500
                400,000      220,500     257,250      294,000
                500,000      275,625     321,563      367,500
                600,000      330,750     385,875      441,000
                700,000      385,875     450,188      514,500
                800,000      441,000     514,500      588,000
                900,000      496,125     578,813      661,500
              1,000,000      551,250     643,125      735,000
              1,100,000      606,375     707,438      808,500
              1,200,000      661,500     771,750      882,000

  (A) Amounts in this section of the table have been developed in accordance with the provisions of the retirement plan and individual agreements based upon a straight life annuity, not under any of the various survivor options and before adjustment for Social Security benefits (officers' benefits are subject to Social Security offsets). These amounts have been determined without regard to the maximum benefit limitations for defined benefit plans and the limitations on compensation imposed by the Internal Revenue Code of 1986, as amended. The Board of Directors has authorized a supplemental retirement plan and individual agreements that direct the payment out of general funds of the Company of any benefits calculated under the provisions of the applicable retirement plan that may exceed these limits.


                                      -13-

   (B) The credited years of service as of December 31, 1994, for the individuals listed in the Summary Compensation Table are 32 for Mr. Toot, 32 for Mr. Timken, 42 for Mr. Ashton, 40 for Mr. West and 38 for Mr. Hart. There is no incremental benefit level for years of service in excess of 40.
   (C) Plan benefits are based upon average earnings, including any cash bonus plan awards for the highest five consecutive years of the ten years preceding retirement ("Final Average Earnings"). For the years prior to 1994, only fifty percent of any cash bonus plan award is included in the calculation of average earnings.


                     CHANGE IN CONTROL SEVERANCE AGREEMENTS

     The Company is a party to Severance Agreements with 12 of its officers and 2 officers of a subsidiary (including all of those individuals named in the Summary Compensation Table). Under these Agreements, an individual to whom certain events occur, such as a reduction in responsibilities or termination of employment, following a change in control (as defined in the Agreements), will be entitled to receive payment in an amount, grossed up for any excise taxes payable by the individual, equal to three times the individual's annual salary and average Management Performance Plan award based upon the past three years' payments plus a lump sum of amounts owing under the Company's supplemental retirement plan (assuming the individual continued to work until three years after the change in control). The individual would also receive certain benefits under the SIP Plan. The amounts payable under these Severance Agreements are secured by a trust arrangement.


                     CHANGE IN CONTROL SEVERANCE PAY PLAN

     The Company has implemented a Severance Pay Plan covering approximately ninety key associates (other than those that are party to Severance Agreements). Under the Severance Pay Plan, an individual whose employment is terminated following a change in control (as defined in the Plan) may be entitled to receive payment in an amount equal to 150% to 200% of the individual's annual base salary (depending upon length of service), grossed up for any excise taxes payable by the individual, and may also have certain benefits continued for a period of six months. The Company has created a trust arrangement to provide funds for the enforcement of the Severance Pay Plan.

               COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors is composed of Robert Anderson, Stanley C. Gault and Alton W. Whitehouse, Chairman. No member of the Committee is a former or current officer or employee of the Company or of any of its subsidiaries.

COMPENSATION PHILOSOPHY

     The Company's compensation philosophy focuses on both short and long-term incentive programs that, when added to base salary, provide a total compensation package that will enable the Company to attract and retain superior quality executive officers. This approach is intended to enhance Company performance and shareholder value by tying in closely the financial interests of executive officers and senior managers with those of shareholders. Specifically, the Committee's philosophy includes these three primary ingredients:

   - Provide sufficient opportunity in total direct compensation that enables the Company to attract, retain and motivate superior quality executive management.

   - Establish base salaries for executive management based upon market data from a peer group of companies.

   - Link the financial interests of executive management with those of shareholders, with short and long-term incentive plans tied to corporate, business unit and individual performance.

     The Company, with the Committee's guidance and approval, has developed a compensation program based on this philosophy for executive officers, including the Chief Executive Officer and the other named executive officers. This program has three components: base salary, performance bonus and long-term incentives. Base salaries, on average, are administered at or slightly below the market median. The Company relies on its performance bonus and long-term incentive awards, tied directly to individual, business unit and corporate performance, to provide total direct compensation at the desired level. The Committee determines specific compensation actions for the Chief Executive Officer and considers and acts upon recommendations made by the Chief Executive Officer regarding compensation of other executive officers and key associates.

     In 1994, the Company conducted a review of total direct compensation paid by companies having, in general, net sales from $1-4 billion dollars and which are comparable for compensation purposes. Total direct compensation includes base salary, performance bonus and long-term incentives. The Company compared total direct compensation opportunity provided to executive officers to median total direct compensation for the selected companies as reported in the 1994 Towers Perrin and Management Compensation Services ("Project 777") executive compensation surveys. Following completion of this analysis and development of proposed base salary ranges, an independent compensation consultant reviewed the findings. The Compensation Committee approved revised base salary ranges for some officers.

     The Compensation Committee has reviewed the impact of section 162(m) of the Internal Revenue Code, which went into effect on January 1, 1994. No executive exceeded the $1 million limit on deductible compensation during 1994. However, the Committee approved a policy whereby an executive officer may enter into an agreement to defer any compensation that exceeds the $1 million limit. Amounts deferred will be credited with interest quarterly at the prime rate in effect on the last day of the calendar quarter plus 1%. This policy will become effective for years beginning with 1995.

BASE SALARY

     Base salary ranges are developed to reflect the varying levels of responsibility of the Chief Executive Officer and other executive officers. The current ranges are based on external surveys and in consultation with an independent compensation consultant. Base salary ranges generally are equivalent to amounts paid to senior managers with comparable responsibilities for the companies studied. Periodically, the Committee reviews with the Chief Executive Officer and the Vice President - Human Resources & Logistics and approves, with any modifications it deems appropriate, individual base salary amounts for executive officers based on individual performance and position in the salary range.

     The companies included in the surveys used to develop base salary ranges are not the same companies used in the peer group index appearing in the performance graph. For compensation purposes, the Company uses surveys of companies of similar size because this is the employment market in which it competes. The performance graph, on the other hand, employs a peer index comprised of the Dow Jones Steel Index and seven bearing companies that are direct competitors of the Company's Bearing Business. Of the seven bearing companies, five are foreign companies. The reason for selecting the companies in the peer index had no relationship to compensation comparisons, where the Company seeks to look at other companies of similar size that are more representative of the employment market for executive management whether or not they are in the bearing or steel business.

     Effective January 1, 1994, base salary for those officers who presently serve as directors of the Company was increased by $20,000 on a one-time basis. This resulted from a determination by the Board, upon recommendation of the Committee, that, effective January 1, 1994, directors who are employees of the Company would not be paid a separate director's fee. These officers had been receiving a yearly director's fee of $20,000. Effective January 1, 1995, the vacation allowance for executives will be reduced by 1 week with a corresponding 1.9% increase made to base salary.

PERFORMANCE BONUS

     The Company's Management Performance Plan provides cash bonuses to be paid to executive officers and senior managers based principally on the achievement of specific operating performance goals established annually by the Committee and thereafter approved by the Board. Management recommends performance goals to the Committee based upon business plans approved by management and reviewed with the Board of Directors.

     In 1994, the Management Performance Plan provided for target bonus opportunities for executive officers that ranged from 35 to 55 percent of base salary, though amounts could vary above and below that range depending upon company and business unit performance (including financial and non-financial measures) and individual accomplishment. Bonus opportunities for the Chairman of the Board and the Chief Executive Officer were based upon the attainment of corporate goals and individual performance, with bonus opportunities for the other executive officers based on a combination of corporate, business unit and individual performance. The Company requires a minimum level of earnings to fund any bonuses. Beginning in 1994, the Plan's performance measurements consider Return on Invested Capital defined as Earnings Before Interest and Taxes as a percentage of Beginning Invested Capital (EBIT/BIC). This return on invested capital measure was selected due to its demonstrated correlation with the creation of shareholder value, the ability to be easily understood and widely applied as well as facilitating appropriate target setting.

     Significant improvements were made in all areas during 1994. Corporate and business unit EBIT/BIC substantially exceeded 1993 levels. In addition, in 1994 emphasis was placed on four key areas: sales growth, earnings growth, cash flow and recruitment and development of associates. To determine individual bonus payments, accomplishments of specific EBIT/BIC targets at the corporate and business unit levels were considered. In addition, discretionary adjustments were made by the Committee for achievements in the other key areas mentioned. Finally, individual performance was used to adjust individual bonus amounts. This resulted in cash bonus payments for the executive officers that ranged from 27% to 60% of base salary in effect on November 1, 1994.

     At its December meeting, the Board approved the goals set by the Committee for the Management Performance Plan for 1995. In addition to corporate and business unit EBIT/BIC goals, four key areas of emphasis have been selected for 1995. These are Accelerated Continuous Improvement implementation, improved relationship with and performance for customers, elimination of bureaucracy that impedes the progress for satisfying customers and shareholders, and cash flow. Target bonus opportunity for executive officers in 1995 will range from 35 to 55 percent of base salary. The target will be adjusted for achievement of the specific EBIT/BIC goals and discretionary adjustments will be made by the Committee for the achievement of the other areas of emphasis mentioned above.

LONG-TERM INCENTIVES

     The Committee recommended and the shareholders approved the Company's Long-Term Incentive Plan at the Annual Meeting on April 21, 1992. The number of shares that may be issued or transferred under the Plan may not exceed in the aggregate 1,400,000 shares of Common Stock. Although awards under the Plan can be made in the form of non-qualified stock options, incentive stock options, appreciation rights, restricted shares and deferred shares, the Committee has chosen to grant primarily non-qualified stock options. The option price per common share must be equal to or greater than the market value per share on the date of the grant. For grants to executive officers and the Chief Executive Officer, the Committee has granted non-qualified stock options with an option price at market value on the date of grant. The use of non-qualified stock options enables executive officers and other participants to gain value if the Company's shareholders gain value. Moreover, this Plan provides a mechanism for incentives to participants even in years when no payout is made under the Management Performance Plan. Under the Long-Term Incentive Plan, no incentive stock options or appreciation rights have been granted to any Plan participant and no deferred shares or restricted shares have been granted to executive officers with the exception of an executive officer who received a grant of deferred shares when he was rehired by the Company in March, 1993, after holding an executive position in state government.

     Awards under the Long-Term Incentive Plan are considered annually. On April 19, 1994, the Committee approved a grant of non-qualified stock options for the executive officers and key associates. The initial dollar value for each participant's grant was determined by multiplying the midpoint of their salary range by a position level multiple that ranged from .17 to 1.01. The position level multiples were derived from the 1993 Towers-Perrin Long-Term Incentive Survey, which reported data on over 13,000 incumbents and 400 long-term incentive plans. The number of stock options to grant was calculated by dividing each participant's grant value by the present value of the Company's stock options calculated using the Black-Scholes option pricing model, as adjusted to reflect vesting restrictions. The results were then multiplied by a grant adjustment of 55% to adjust to the number of shares available under the Plan. After this initial determination, management reviewed and revised as necessary the size of the proposed grant based on individual performance. The Chief Executive Officer and the Vice President - Human Resources and Logistics presented the recommended grants to the Committee. The Committee reviewed and approved the grants considering the formula, individual performance and the number of shares allocated to the Plan.

     To drive the achievement of higher levels of earnings, the Long-Term Incentive Plan has a dividend feature that provides additional compensation when the Company achieves a specified level of earnings. This feature entitles each participant in the Company's long-term incentive plans to receive dividend equivalents payable in common shares on a deferred basis (called Deferred Dividend Shares). Dividend equivalents are earned annually if net income per share for the year exceeds 200 percent of the total amount of cash dividends per share during the year. The dividend equivalent is calculated by multiplying the cash dividend per share paid during the year earned times the number of unexercised stock options plus any unvested Deferred Dividend Shares held by each participant. The product is divided by the average closing price of the Company's Common Stock as reported on the New York Stock Exchange for the 10 days preceding December 31 to establish the number of Deferred Dividend Shares that are credited to each participant. The Deferred Dividend Shares vest 4 years from the date of grant if the associate is still in the employ of the company, though they vest immediately upon retirement, disability or death. The total number of Deferred Dividend Shares granted for 1994 was 39,117.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Chief Executive Officer's compensation is based upon the same factors previously discussed with regard to the executive officer compensation philosophy. The components making up his compensation include base salary, performance bonus and long-term incentives. The base salary range for the Chief Executive Officer is determined using survey data in the same manner as for other executive officers. Mr. Toot's last increase was effective October
1, 1994, in the amount of 6.1%.   His prior base salary increase was on August
1, 1992, when he was promoted to Chief Executive Officer.

     The Chief Executive Officer's compensation is related to the Company's performance through the Management Performance Plan and the Long-Term Incentive Plan. The methodology used to calculate Mr. Toot's compensation under either plan is the same as for other executive officers. Under Mr. Toot's leadership, the Company has improved its operating results for 1994 in several key areas. Return on invested capital, as measured by EBIT/BIC, grew from .5% in 1993 to 9.1% in 1994. Earnings growth, as measured by operating margin, grew from 1.2% in 1993 to 7.2% in 1994 while sales grew to a record 1.9 billion dollars, 12% above 1993 levels. The Company's performance against these measures, as well as cash flow and recruitment and development of associates, resulted in a performance bonus of $366,000 for Mr. Toot. The last performance bonus paid to Mr. Toot and the other executive officers was for 1990 results. In May, 1994, Mr. Toot, along with the other executive officers, received non-qualified stock options under the Long-Term Incentive Plan. Mr. Toot received options for 25,000 shares as a result of the 1994 grant. On December 31, 1994, Mr. Toot, along with the other executive officers, was credited with Deferred Dividend Shares pursuant to the provisions of the Company's long-term incentive plans. The Company's 1994 performance of $2.21 per share, exceeded 200 percent of the cash dividends on the Company's Common Stock of $1 per share. Mr. Toot was credited with 5,600 deferred shares, which will vest on December 31, 1998.

     At its December meeting, the Committee conducted an evaluation of the Chief Executive Officer's performance. As described above, results improved significantly during 1994 in the areas of sales growth, earnings growth and cash flow. In addition, the Company's five-year cumulative return has been consistently above other steel and bearing companies reported in the peer index and in 1994 closely matched the S&P 500 Index. The Committee noted that Mr. Toot has effectively directed the Company to this improved level of achievement. The Committee believes that Mr. Toot has fostered an environment in which long-term objectives are achieved, thus supporting the Company's leadership position in the tapered roller bearing and specialty alloy steels markets.

                         Compensation Committee
                              Alton W. Whitehouse, Chairman
                              Robert Anderson
                              Stanley C. Gault

                  COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                    AMONG TIMKEN COMPANY, S&P 500 & PEER INDEX**

Assumes $100 invested on January 1, 1990, in Timken Company Common Stock, S&P
500 Index and Peer Index.

                                1990     1991    1992     1993     1994
                               ------   ------  -------  -------  -------
     TIMKEN COMPANY            $78.95   $92.26  $106.87  $139.95  $151.02
     S&P 500                    96.88   126.60   136.28   149.93   151.88
     70% BEARING/30% STEEL      65.85    67.88    70.34    90.31   101.81

 *Total returns assumes reinvestment of dividends.
**Fiscal year ending December 31.

The line graph compares the cumulative, total shareholder returns over five years for The Timken Company, the S&P 500 Stock Index, and a peer index that proportionately reflects The Timken Company's two businesses. The Dow Jones Steel Index comprises 30% of the peer index and the remaining 70% is a self constructed bearing index that consists of seven companies. These seven companies are Brenco, FAG, Kaydon, Koyo, NSK, NTN, and SKF. The five international bearing companies in the index are traded in Germany, Japan and Sweden. The total returns for these markets equivalent to the S&P 500 Index were $139.21, $56.28 and $197.01, respectively, with a $100 investment over five years.

                                    AUDITORS

  The independent accounting firm of Ernst & Young LLP has acted as the Company's auditor for many years and has been selected as the auditor for the current year. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                                    GENERAL

  On the record date of February 20, 1995, there were outstanding 31,074,850 shares of Common Stock, each entitled to one vote upon all matters presented to the meeting.

  The enclosed proxy is solicited by the Board of Directors, and the entire cost of solicitation will be paid by the Company. In addition to solicitation by mail, Officers and regular employees of the Company, without extra remuneration, may solicit the return of proxies by telephone, telegraph or personal contact. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their expenses. The Company has retained Georgeson & Co. to assist in the solicitation of proxies for a fee not to exceed $9,500, plus reasonable out-of-pocket expenses.

 Shares represented by properly executed proxies will be voted at the meeting in accordance with the shareholders' instructions. In the absence of specific instructions, the shares will be voted for the election of Directors as indicated under Item No. 1.

  You may, without affecting any vote previously taken, revoke your proxy by a later proxy received by the Company, or by giving notice to the Company either in writing or at the meeting.

  First Chicago Trust Company of New York will be responsible for tabulating the results of shareholder voting. First Chicago will submit a total vote only, keeping all individual votes confidential. Representatives of First Chicago will serve as inspectors of election for the Annual Meeting. Under Ohio law and the Company's Amended Articles of Incorporation and Amended Regulations, properly executed proxies marked "abstain" will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting but proxies representing shares held in "street name" by brokers that are not voted will not be counted for quorum purposes. Such abstentions and "broker non-votes" will not be counted in the election of Directors.

  AFTER APRIL 1, 1995, THE COMPANY WILL FURNISH TO EACH SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE ADDRESSED TO SCOTT A. SCHERFF, DIRECTOR - LEGAL SERVICES AND ASSISTANT SECRETARY, THE TIMKEN COMPANY, 1835 DUEBER AVENUE, S.W. - GNE-01, CANTON, OHIO 44706-2798.

                              THE TIMKEN COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned appoints W.R. Timken, Jr., Joseph F. Toot, Jr., and
P Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act for the undersigned at the
R Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April 18, 1995, at 10:00
O A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter set forth on
X the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND MAIL PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Society National Bank to appoint W.R. Timken,
P Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act
R for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY -- LATROBE STEEL COMPANY SAVINGS AND INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Society National Bank to appoint W.R. Timken,
P Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act
R for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY CAROLINA PENSION INVESTMENT PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Society National Bank to appoint W.R. Timken,
P Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act
R for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY VOLUNTARY INVESTMENT PENSION PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Society National Bank to appoint W.R. Timken,
P Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act
R for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE LATROBE STEEL COMPANY VOLUNTARY INVESTMENT PROGRAM AND MAIL IN THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Society National Bank to appoint W.R. Timken,
P Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act
R for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE LATROBE STEEL COMPANY KONCOR INVESTMENT PENSION PLAN AND MAIL IN
         THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Wells Fargo Bank to appoint W.R. Timken, Jr.,
P Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act for
R the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE
         MPB CORPORATION EMPLOYEE'S SAVINGS PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

                               THE TIMKEN COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned instructs Society National Bank to appoint W.R. Timken,
P Jr., Joseph F. Toot, Jr., and Larry R. Brown, and each of them, as true and lawful proxies, with full power of substitution, to vote and act
R for the undersigned at the Annual Meeting of shareholders of THE TIMKEN COMPANY to be held at 1835 Dueber Avenue, S.W., Canton, Ohio, on April
O 18, 1995, at 10:00 A.M., and at any adjournment thereof, as fully as the undersigned could vote and act if personally present on the matter
X set forth on the reverse hereof, and, in their discretion on such other matters as may properly come before the meeting.
Y
         ITEM 1.  ELECTION OF DIRECTORS.

         Elect Robert Anderson, Ward J. Timken, and Charles H. West in Class I for a term expiring at the 1998 Annual Meeting.



         PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE FOR THE TIMKEN COMPANY OHIO HOURLY PENSION INVESTMENT PLAN AND MAIL IN THE ENCLOSED ENVELOPE.
                                                               ---------------
                                                                 SEE REVERSE
                                                                    SIDE
                                                               ---------------

TIMKEN
                                       PARKING: Shareholders attending the
                                       meeting may park in the visitor lot
                                       behind the Corporate Office building.


ANNUAL MEETING                         NOTE: If your shares are held in street
OF                                     name, please bring a letter with you
SHAREHOLDERS                           from your broker stating as such to the
                                       annual meeting.


April 18, 1995                         [FIGURE 1: MAP OF MAJOR ROUTES TO THE
10:00 a.m.                              TIMKEN COMPANY]

Corporate Auditorium (C1G)
The Timken Company
1835 Dueber Avenue, S.W.
Canton, Ohio 44706-2798
Telephone: (216) 438-3000


[FIGURE 2: MAP OF CORPORATE AUDITORIUM AND VISITOR'S PARKING]

  X  VOTES AS IN THIS
     EXAMPLE

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS OTHERWISE SPECIFIED.

- -------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS ITEM
- -------------------------------------------------------------------------------
                            FOR           WITHHELD
   1.  ELECTION OF
       DIRECTORS.           / /             / /
       (SEE REVERSE)


   FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


   ---------------------------------------------------------------

- -------------------------------------------------------------------------------




                                       NOTE:  Please sign exactly as name or
                                              names appears hereon.  Joint
                                              owners should each sign.  When
                                              signing as attorney, executor,
                                              administrator, trustee or
                                              guardian, please give full
                                              title as such.


                                       ----------------------------------------
                                       Signature(s) of Shareholder(s)      Date

                                       ----------------------------------------
                                       Signature if held jointly           Date



                            - FOLD AND DETACH HERE -


                               THE TIMKEN COMPANY
                                  CANTON, OHIO

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     --------------------------------------

      The Annual Meeting of Shareholders of The Timken Company will be held on Tuesday, April 18, 1995, at 10:00 A.M., at 1835 Dueber Avenue, S.W., Canton, Ohio, for the following purposes:

          1. To elect three Directors to serve in Class I for a term of three years.
          2. To transact such other business as may properly come before the meeting.

      Holders of Common Stock of record at the close of business on February 20, 1995, are the shareholders entitled to notice of and to vote at the meeting.

      PLEASE SIGN, DATE AND RETURN THE PROXY CARD ABOVE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. For your convenience, a self-addressed envelope is enclosed requiring no postage if mailed in the United States.

      If you have any questions about the voting procedure, please contact Lynn Hill at (216) 471-3376.


                                  LARRY R. BROWN
                                  Vice President and General Counsel

March 8, 1995


             YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD.